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                                                       Exhibit 10.43 (1 of 4)

                                     WARRANT

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

                               ELECTRIC CITY CORP.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 28                                         Number of Shares: 25,000
Original Date of Issuance: June 10, 2002

Electric City Corp., a Delaware corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brian Porter, the registered holder hereof or its permitted assigns registered on the books of the Company (the "HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 5:00 P.M. Eastern Standard Time on October 16, 2005 (the "EXPIRATION DATE"), Twenty-Five Thousand (25,000) fully paid and nonassessable shares (the "WARRANT SHARES") of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), at the exercise price per share equal to $4.71, subject to adjustment as hereinafter provided (the "WARRANT EXERCISE PRICE").

     Section 1. DEFINITIONS. In addition to the capitalized terms defined elsewhere herein, the following terms as used in this Warrant shall have the following meanings:

                  (i) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

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                  (ii)  "PERSON" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  (iii) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     Section 2.   EXERCISE OF WARRANT.

            (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day on or after the date hereof and prior to 5:00 P.M. Eastern Standard Time on the Expiration Date by (i) delivery of a duly executed written notice, in the form of the subscription notice attached as EXHIBIT A hereto (the "EXERCISE NOTICE"), of such Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or by certified check or wire transfer of immediately available funds, and (iii) delivery to the Company of this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 11). In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall, on or before the tenth (10th) Business Day following the date of its receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in
Section 11) (the "EXERCISE DELIVERY DOCUMENTS"), deliver at the Company's expense to the Holder, a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by Holder and registered in the name of Holder. Upon the Company's receipt of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of certificates evidencing such Warrant Shares.

            (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than ten (10) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised, except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which this Warrant is exercised.

            (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

     Section 3. COVENANTS. The Company hereby represents, covenants and agrees as follows:

            (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

            (b) All Warrant Shares which may be issued upon the exercise of the rights

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represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

            (c) Prior to exercise of this Warrant, the Company shall secure the listing of the Warrant Shares upon each national securities exchange or market, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain such listing of the Warrant Shares so long as any other shares of Common Stock shall be so listed.

            (d) The Company has full power and authority to enter into this Warrant, and to issue and deliver this Warrant and the Warrant Shares, and to incur and perform fully the obligations provided herein, all of which have been duly authorized by all necessary corporate action.

            (e) This Warrant has been duly executed and delivered and is the valid and binding obligation of the Company enforceable in accordance with its terms.

     Section 4. TAXES. The Company shall pay any and all taxes, except income taxes, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

     Section 5. HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, this Warrant shall not entitle Holder to vote or receive dividends or any other rights of a stockholder of the Company, including, without limitation, any right to vote, give or withhold consent to any corporate action (whether a reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or receive subscription rights.

     Section 6. REPRESENTATIONS OF HOLDER. The Holder, by the acceptance hereof, represents and warrants that it (a) is acquiring this Warrant and the Warrant Shares solely for its own account, for investment and not with a view towards the distribution or resale thereof in violation of the Securities Act or any applicable state securities laws, (b) has received such documents, materials and information as Holder deems necessary or appropriate for evaluation of the acquisition of the Warrant and the Warrant Shares, (c) is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant and the Warrant Shares, (d) understands that no U.S. federal, state or regulatory agency has recommended, approved or endorsed, or passed upon the fairness or suitability of, an investment in the Warrant or Warrant Shares or passed up on the accuracy or adequacy of the information provided to Holder, and (e) recognizes that an investment in the Warrant Shares involves a high degree of financial risk, can bear the economic risk of losing its entire investment in the Warrant Shares and has sought, or will seek, such accounting, legal and tax advice as it has considered, or will consider, necessary to make an informed investment decision with respect to its acquisition of this Warrant and Warrant Shares. If Holder cannot make any of the foregoing representations at the time of exercising this Warrant because it would be factually incorrect, Holder shall so notify the Company, and it shall be a condition to Holder's exercise of this Warrant that the Company receive such other assurances as the Company considers reasonably necessary to assure the Company that the issuance of the

                                   Page 3 of 9
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Warrant Shares upon exercise of this Warrant shall not violate the Securities
Act or any state securities laws.

     Section 7.   RESTRICTION ON TRANSFER.

            (a) This Warrant and the rights granted to Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of EXHIBIT B attached hereto; provided, however, that any transfer or assignment shall be subject to the approval of the Company, such approval not to be unreasonably withheld and the conditions set forth in Section 7(b) below.

            (b) Holder represents and warrants that it understands that, except as set forth in Section 8 below, the Company is under no obligation to register this Warrant or the Warrant Shares under the Securities Act and that the Warrant and Warrant Shares will be characterized as "restricted securities" under the Securities Act because they are being acquired from the Company in a transaction not involving a public offering. Holder also represents and warrants that it understands that neither the Warrant nor the Warrant Shares may be offered for sale, sold, assigned or transferred unless (a) subsequently registered pursuant to an effective registration statement under the Securities Act and applicable state securities laws or (b) Holder shall have delivered to the Company a written opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that the securities to be offered for sale, sold, assigned or transferred are being offered for sale, sold, assigned or transferred pursuant to an exemption from such registration.

            (c) Unless upon their issuance such Warrant Shares are then registered under the Securities Act pursuant to an effective registration statement, any certificates representing Warrant Shares issued in accordance with this Warrant shall bear a legend substantially in the following form:

     THE SHARES OF COMMON STOCK OF ELECTRIC CITY CORP. (THE "COMPANY") REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

     Section 8.   THIS SECTION HAS BEEN LEFT BLANK INTENTIONALLY.

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     Section 9.

            (a) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF WARRANT SHARES UPON SUBDIVISION OR COMBINATION OF COMPANY STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split or stock dividend of its Common Stock) its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) NOTICES. Upon any adjustment of the Warrant Exercise Price or number of issuable Warrant Shares pursuant to Section 9(a), the Company will give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

     Section 10. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If at any time, as a result of:

                  (i) a capital reorganization or reclassification (other than a subdivision or combination provided for in Section 9), or

                  (ii) a merger or consolidation of the Company with another corporation (whether or not the Company is the surviving corporation) or sale of substantially all of the Company's stock, the Common Stock issuable upon exercise of this Warrant shall be changed into or exchanged for the same or a different number of shares of any class or classes of capital stock of the Company or any other Person, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger, consolidation or sale, appropriate adjustments shall be made in the terms of this Warrant (or of any securities into which this Warrant is exercised or for which this Warrant is exchanged), so that Holder shall thereafter be entitled to receive, upon exercise of this Warrant or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which Holder would have received at the time of such capital reorganization, reclassification, merger, consolidation or sale, if Holder had exercised this Warrant immediately prior to such capital reorganization, reclassification, merger, consolidation or sale. This Warrant, including, without limitation, the provisions of this Section 10 will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. The provisions of this Section 10 shall similarly apply to (x) successive capital reorganizations, reclassifications, mergers, consolidations and sale and (y) the securities of any other Person that are at the time receivable upon the exercise of this Warrant.

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     Section 11.  LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of evidence reasonably satisfactory to the Company of the ownership of, and the loss, theft, mutilation or destruction of, this Warrant, and an indemnity reasonably satisfactory to the Company (or in the case of a mutilated Warrant, the Warrant), issue in lieu thereof a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

     Section 12. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been made upon receipt when delivered personally, via pre-paid overnight courier or by registered or certified mail, postage pre-paid, return receipt requested. The addresses for such communications shall be:

            If to the Company:

                  Electric City Corp.
                  1280 Landmeier Road
                  Elk Grove Village, IL 60007
                  Attention:   General Counsel


            If to the Holder:

                  Delano Group Securities
                  141 West Jackson Blvd, Suite 2176
                  Chicago, IL  60604
                  Attention:   Brian Porter


            With a copy to:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                  Attention:
                             --------------------

or such other address as the Company or Holder, as applicable, may specify in written notice given to the other party in accordance with this Section 12.

     Section 13. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party hereto against which enforcement of such change, waiver, discharge or termination is sought.

     Section 14. EXPIRATION. This Warrant, in all events, shall be wholly void and of no effect after 5:00 P.M. Eastern Standard Time on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Sections 7 and 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

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     Section 15.  SUCCESSORS AND ASSIGNS. The terms and provisions of this
Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and permitted assigns.

     Section 16. DESCRIPTIVE HEADINGS; GOVERNING LAW; ARBITRATION. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

In the event of any and all disagreements and controversies arising from this Warrant, such disagreements and controversies shall be subject to binding arbitration as arbitrated in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association in Chicago, Illinois before one neutral arbitrator. Either party may apply to the arbitrator seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Without waiving any remedy under this Warrant, either party may also seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal's determination of the merits of the controversy). In the event of any such disagreement or controversy, neither party shall directly or indirectly reveal, report, publish or disclose any information relating to such disagreement or controversy to any person, firm or corporation not expressly authorized by the other party to receive such information or use such information or assist any other person in doing so, except to comply with actual legal obligations of such party, or unless such disclosure is directly related to an arbitration proceeding as provided herein, including, but not limited to, the prosecution or defense of any claim in such arbitration. The costs and expenses of the arbitration (excluding attorneys' fees) shall be paid by the non-prevailing party or as determined by the arbitrator.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, as of the 10th day of June, 2002.

                                             ELECTRIC CITY CORP.


                                             By:  /s/ Jeffrey Mistarz
                                                --------------------------------

                                             Name:  Jeffrey Mistarz

                                             Title: Chief Financial Officer

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                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                               ELECTRIC CITY CORP.

     The undersigned Holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of Electric City Corp., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). The Holder tenders herewith payment of the Aggregate Exercise Price in full in the amount of $___________________ in the form of cash, certified check or wire transfer of immediately available funds with respect to _______________ Warrant Shares. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.


Date: _______________ __, 200_


Name of Holder

By:
     ------------------------------------

     Name:
           ------------------------------
     Title:
            -----------------------------

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                              EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, a warrant to purchase ____________ shares of the Common Stock of Electric City Corp., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint _______________________, to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: _________, 200_


                                             --------------------------------

                                             By:
                                                   ----------------------------
                                             Name:
                                                   ----------------------------
                                             Its:
                                                   -----------------------------

                                   Page 9 of 9
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                                                       Exhibit 10.43 (2 of 4)

                                     WARRANT

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

                               ELECTRIC CITY CORP.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 29                                         Number of Shares: 25,000
Original Date of Issuance: June 10, 2002

Electric City Corp., a Delaware corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Thomas Duszynski, the registered holder hereof or its permitted assigns registered on the books of the Company (the "HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 5:00 P.M. Eastern Standard Time on October 16, 2005 (the "EXPIRATION DATE"), Twenty-Five Thousand (25,000) fully paid and nonassessable shares (the "WARRANT SHARES") of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), at the exercise price per share equal to $4.71, subject to adjustment as hereinafter provided (the "WARRANT EXERCISE PRICE").

     Section 1. DEFINITIONS. In addition to the capitalized terms defined elsewhere herein, the following terms as used in this Warrant shall have the following meanings:

                  (i) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

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                  (ii)  "PERSON" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  (iii) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     Section 2.   EXERCISE OF WARRANT.

            (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day on or after the date hereof and prior to 5:00 P.M. Eastern Standard Time on the Expiration Date by (i) delivery of a duly executed written notice, in the form of the subscription notice attached as EXHIBIT A hereto (the "EXERCISE NOTICE"), of such Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or by certified check or wire transfer of immediately available funds, and (iii) delivery to the Company of this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 11). In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall, on or before the tenth (10th) Business Day following the date of its receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in
Section 11) (the "EXERCISE DELIVERY DOCUMENTS"), deliver at the Company's expense to the Holder, a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by Holder and registered in the name of Holder. Upon the Company's receipt of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of certificates evidencing such Warrant Shares.

            (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than ten (10) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised, except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which this Warrant is exercised.

            (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

     Section 3. COVENANTS. The Company hereby represents, covenants and agrees as follows:

            (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

            (b) All Warrant Shares which may be issued upon the exercise of the rights

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represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

            (c) Prior to exercise of this Warrant, the Company shall secure the listing of the Warrant Shares upon each national securities exchange or market, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain such listing of the Warrant Shares so long as any other shares of Common Stock shall be so listed.

            (d) The Company has full power and authority to enter into this Warrant, and to issue and deliver this Warrant and the Warrant Shares, and to incur and perform fully the obligations provided herein, all of which have been duly authorized by all necessary corporate action.

            (e) This Warrant has been duly executed and delivered and is the valid and binding obligation of the Company enforceable in accordance with its terms.

     Section 4. TAXES. The Company shall pay any and all taxes, except income taxes, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

     Section 5. HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, this Warrant shall not entitle Holder to vote or receive dividends or any other rights of a stockholder of the Company, including, without limitation, any right to vote, give or withhold consent to any corporate action (whether a reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or receive subscription rights.

     Section 6. REPRESENTATIONS OF HOLDER. The Holder, by the acceptance hereof, represents and warrants that it (a) is acquiring this Warrant and the Warrant Shares solely for its own account, for investment and not with a view towards the distribution or resale thereof in violation of the Securities Act or any applicable state securities laws, (b) has received such documents, materials and information as Holder deems necessary or appropriate for evaluation of the acquisition of the Warrant and the Warrant Shares, (c) is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant and the Warrant Shares, (d) understands that no U.S. federal, state or regulatory agency has recommended, approved or endorsed, or passed upon the fairness or suitability of, an investment in the Warrant or Warrant Shares or passed up on the accuracy or adequacy of the information provided to Holder, and (e) recognizes that an investment in the Warrant Shares involves a high degree of financial risk, can bear the economic risk of losing its entire investment in the Warrant Shares and has sought, or will seek, such accounting, legal and tax advice as it has considered, or will consider, necessary to make an informed investment decision with respect to its acquisition of this Warrant and Warrant Shares. If Holder cannot make any of the foregoing representations at the time of exercising this Warrant because it would be factually incorrect, Holder shall so notify the Company, and it shall be a condition to Holder's exercise of this Warrant that the Company receive such other assurances as the Company considers reasonably necessary to assure the Company that the issuance of the

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Warrant Shares upon exercise of this Warrant shall not violate the Securities
Act or any state securities laws.

     Section 7.   RESTRICTION ON TRANSFER.

            (a) This Warrant and the rights granted to Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of EXHIBIT B attached hereto; provided, however, that any transfer or assignment shall be subject to the approval of the Company, such approval not to be unreasonably withheld and the conditions set forth in Section 7(b) below.

            (b) Holder represents and warrants that it understands that, except as set forth in Section 8 below, the Company is under no obligation to register this Warrant or the Warrant Shares under the Securities Act and that the Warrant and Warrant Shares will be characterized as "restricted securities" under the Securities Act because they are being acquired from the Company in a transaction not involving a public offering. Holder also represents and warrants that it understands that neither the Warrant nor the Warrant Shares may be offered for sale, sold, assigned or transferred unless (a) subsequently registered pursuant to an effective registration statement under the Securities Act and applicable state securities laws or (b) Holder shall have delivered to the Company a written opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that the securities to be offered for sale, sold, assigned or transferred are being offered for sale, sold, assigned or transferred pursuant to an exemption from such registration.

            (c) Unless upon their issuance such Warrant Shares are then registered under the Securities Act pursuant to an effective registration statement, any certificates representing Warrant Shares issued in accordance with this Warrant shall bear a legend substantially in the following form:

     THE SHARES OF COMMON STOCK OF ELECTRIC CITY CORP. (THE "COMPANY") REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

     Section 8.   THIS SECTION HAS BEEN LEFT BLANK INTENTIONALLY.

     Section 9.

            (a) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF WARRANT SHARES UPON SUBDIVISION OR COMBINATION OF COMPANY STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split or stock dividend of its Common Stock) its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) NOTICES. Upon any adjustment of the Warrant Exercise Price or number of issuable Warrant Shares pursuant to Section 9(a), the Company will give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

     Section 10. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If at any time, as a result of:

                  (i) a capital reorganization or reclassification (other than a subdivision or combination provided for in Section 9), or

                  (ii) a merger or consolidation of the Company with another corporation (whether or not the Company is the surviving corporation) or sale of substantially all of the Company's stock, the Common Stock issuable upon exercise of this Warrant shall be changed into or exchanged for the same or a different number of shares of any class or classes of capital stock of the Company or any other Person, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger, consolidation or sale, appropriate adjustments shall be made in the terms of this Warrant (or of any securities into which this Warrant is exercised or for which this Warrant is exchanged), so that Holder shall thereafter be entitled to receive, upon exercise of this Warrant or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which Holder would have received at the time of such capital reorganization, reclassification, merger, consolidation or sale, if Holder had exercised this Warrant immediately prior to such capital reorganization, reclassification, merger, consolidation or sale. This Warrant, including, without limitation, the provisions of this Section 10 will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. The provisions of this Section 10 shall similarly apply to (x) successive capital reorganizations, reclassifications, mergers, consolidations and sale and (y) the securities of any other Person that are at the time receivable upon the exercise of this Warrant.

     Section 11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of evidence reasonably satisfactory to the Company of the ownership of, and the loss, theft, mutilation or destruction of, this Warrant, and an indemnity reasonably satisfactory to the Company (or in the case of a mutilated Warrant, the Warrant), issue in lieu thereof a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

     Section 12. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been made upon receipt when delivered personally, via pre-paid overnight courier or by registered or certified mail, postage pre-paid, return receipt requested. The addresses for such communications shall be:

           If to the Company:

                  Electric City Corp.
                  1280 Landmeier Road
                  Elk Grove Village, IL 60007
                  Attention:   General Counsel


           If to the Holder:

                  Delano Group Securities
                  141 West Jackson Blvd, Suite 2176
                  Chicago, IL 60604
                  Attention:   Thomas Duszynski


           With a copy to:

                  -------------------------------

                  -------------------------------

                  -------------------------------

                    Attention:
                               ------------------

or such other address as the Company or Holder, as applicable, may specify in written notice given to the other party in accordance with this Section 12.

     Section 13. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party hereto against which enforcement of such change, waiver, discharge or termination is sought.

     Section 14. EXPIRATION. This Warrant, in all events, shall be wholly void and of no effect after 5:00 P.M. Eastern Standard Time on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Sections 7 and 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

     Section 15. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and permitted assigns.

     Section 16. DESCRIPTIVE HEADINGS; GOVERNING LAW; ARBITRATION. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

In the event of any and all disagreements and controversies arising from this Warrant, such disagreements and controversies shall be subject to binding arbitration as arbitrated in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association in Chicago, Illinois before one neutral arbitrator. Either party may apply to the arbitrator seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Without waiving any remedy under this Warrant, either party may also seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal's determination of the merits of the controversy). In the event of any such disagreement or controversy, neither party shall directly or indirectly reveal, report, publish or disclose any information relating to such disagreement or controversy to any person, firm or corporation not expressly authorized by the other party to receive such information or use such information or assist any other person in doing so, except to comply with actual legal obligations of such party, or unless such disclosure is directly related to an arbitration proceeding as provided herein, including, but not limited to, the prosecution or defense of any claim in such arbitration. The costs and expenses of the arbitration (excluding attorneys' fees) shall be paid by the non-prevailing party or as determined by the arbitrator.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, as of the 10th day of June, 2002.


                                             ELECTRIC CITY CORP.

                                             By:  /s/ Jeffrey Mistarz
                                                 -------------------------------

                                             Name:  Jeffrey Mistarz

                                             Title: Chief Financial Officer

                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                               ELECTRIC CITY CORP.

     The undersigned Holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of Electric City Corp., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). The Holder tenders herewith payment of the Aggregate Exercise Price in full in the amount of $___________________ in the form of cash, certified check or wire transfer of immediately available funds with respect to _______________ Warrant Shares. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Date: _______________ __, 200_


Name of Holder


By:
     -----------------------------------

     Name:
           -----------------------------
     Title:
            ----------------------------

                              EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, a warrant to purchase ____________ shares of the Common Stock of Electric City Corp., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint _______________________, to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: _________, 200_


                                             -----------------------------------

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Its:
                                                  ------------------------------

                                                       Exhibit 10.43 (3 of 4)

                                     WARRANT

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

                               ELECTRIC CITY CORP.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 27                                         Number of Shares: 25,000
Original Date of Issuance: June 10, 2002

Electric City Corp., a Delaware corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, John Porter, the registered holder hereof or its permitted assigns registered on the books of the Company (the "HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 5:00 P.M. Eastern Standard Time on October 16, 2005 (the "EXPIRATION DATE"), Twenty-Five Thousand (25,000) fully paid and nonassessable shares (the "WARRANT SHARES") of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), at the exercise price per share equal to $4.71, subject to adjustment as hereinafter provided (the "WARRANT EXERCISE PRICE").

     Section 1. DEFINITIONS. In addition to the capitalized terms defined elsewhere herein, the following terms as used in this Warrant shall have the following meanings:

                  (i) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                  (ii) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  (iii) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     Section 2.   EXERCISE OF WARRANT.

            (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day on or after the date hereof and prior to 5:00 P.M. Eastern Standard Time on the Expiration Date by (i) delivery of a duly executed written notice, in the form of the subscription notice attached as EXHIBIT A hereto (the "EXERCISE NOTICE"), of such Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or by certified check or wire transfer of immediately available funds, and (iii) delivery to the Company of this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 11). In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall, on or before the tenth (10th) Business Day following the date of its receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in
Section 11) (the "EXERCISE DELIVERY DOCUMENTS"), deliver at the Company's expense to the Holder, a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by Holder and registered in the name of Holder. Upon the Company's receipt of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of certificates evidencing such Warrant Shares.

            (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than ten (10) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised, except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which this Warrant is exercised.

            (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

     Section 3. COVENANTS. The Company hereby represents, covenants and agrees as follows:

            (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

            (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

            (c) Prior to exercise of this Warrant, the Company shall secure the listing of the Warrant Shares upon each national securities exchange or market, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain such listing of the Warrant Shares so long as any other shares of Common Stock shall be so listed.

            (d) The Company has full power and authority to enter into this Warrant, and to issue and deliver this Warrant and the Warrant Shares, and to incur and perform fully the obligations provided herein, all of which have been duly authorized by all necessary corporate action.

            (e) This Warrant has been duly executed and delivered and is the valid and binding obligation of the Company enforceable in accordance with its terms.

     Section 4. TAXES. The Company shall pay any and all taxes, except income taxes, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

     Section 5. HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, this Warrant shall not entitle Holder to vote or receive dividends or any other rights of a stockholder of the Company, including, without limitation, any right to vote, give or withhold consent to any corporate action (whether a reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or receive subscription rights.

     Section 6. REPRESENTATIONS OF HOLDER. The Holder, by the acceptance hereof, represents and warrants that it (a) is acquiring this Warrant and the Warrant Shares solely for its own account, for investment and not with a view towards the distribution or resale thereof in violation of the Securities Act or any applicable state securities laws, (b) has received such documents, materials and information as Holder deems necessary or appropriate for evaluation of the acquisition of the Warrant and the Warrant Shares, (c) is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant and the Warrant Shares, (d) understands that no U.S. federal, state or regulatory agency has recommended, approved or endorsed, or passed upon the fairness or suitability of, an investment in the Warrant or Warrant Shares or passed up on the accuracy or adequacy of the information provided to Holder, and (e) recognizes that an investment in the Warrant Shares involves a high degree of financial risk, can bear the economic risk of losing its entire investment in the Warrant Shares and has sought, or will seek, such accounting, legal and tax advice as it has considered, or will consider, necessary to make an informed investment decision with respect to its acquisition of this Warrant and Warrant Shares. If Holder cannot make any of the foregoing representations at the time of exercising this Warrant because it would be factually incorrect, Holder shall so notify the Company, and it shall be a condition to Holder's exercise of this Warrant that the Company receive such other assurances as the Company considers reasonably necessary to assure the Company that the issuance of the

Warrant Shares upon exercise of this Warrant shall not violate the Securities Act or any state securities laws.

     Section 7.   RESTRICTION ON TRANSFER.

            (a) This Warrant and the rights granted to Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of EXHIBIT B attached hereto; provided, however, that any transfer or assignment shall be subject to the approval of the Company, such approval not to be unreasonably withheld and the conditions set forth in Section 7(b) below.

            (b) Holder represents and warrants that it understands that, except as set forth in Section 8 below, the Company is under no obligation to register this Warrant or the Warrant Shares under the Securities Act and that the Warrant and Warrant Shares will be characterized as "restricted securities" under the Securities Act because they are being acquired from the Company in a transaction not involving a public offering. Holder also represents and warrants that it understands that neither the Warrant nor the Warrant Shares may be offered for sale, sold, assigned or transferred unless (a) subsequently registered pursuant to an effective registration statement under the Securities Act and applicable state securities laws or (b) Holder shall have delivered to the Company a written opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that the securities to be offered for sale, sold, assigned or transferred are being offered for sale, sold, assigned or transferred pursuant to an exemption from such registration.

            (c) Unless upon their issuance such Warrant Shares are then registered under the Securities Act pursuant to an effective registration statement, any certificates representing Warrant Shares issued in accordance with this Warrant shall bear a legend substantially in the following form:

     THE SHARES OF COMMON STOCK OF ELECTRIC CITY CORP. (THE "COMPANY") REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

     Section 8.   THIS SECTION HAS BEEN LEFT BLANK INTENTIONALLY.

     Section 9.

            (a) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF WARRANT SHARES UPON SUBDIVISION OR COMBINATION OF COMPANY STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split or stock dividend of its Common Stock) its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) NOTICES. Upon any adjustment of the Warrant Exercise Price or number of issuable Warrant Shares pursuant to Section 9(a), the Company will give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

     Section 10. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If at any time, as a result of:

                  (i) a capital reorganization or reclassification (other than a subdivision or combination provided for in Section 9), or

                  (ii) a merger or consolidation of the Company with another corporation (whether or not the Company is the surviving corporation) or sale of substantially all of the Company's stock, the Common Stock issuable upon exercise of this Warrant shall be changed into or exchanged for the same or a different number of shares of any class or classes of capital stock of the Company or any other Person, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger, consolidation or sale, appropriate adjustments shall be made in the terms of this Warrant (or of any securities into which this Warrant is exercised or for which this Warrant is exchanged), so that Holder shall thereafter be entitled to receive, upon exercise of this Warrant or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which Holder would have received at the time of such capital reorganization, reclassification, merger, consolidation or sale, if Holder had exercised this Warrant immediately prior to such capital reorganization, reclassification, merger, consolidation or sale. This Warrant, including, without limitation, the provisions of this Section 10 will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. The provisions of this Section 10 shall similarly apply to (x) successive capital reorganizations, reclassifications, mergers, consolidations and sale and (y) the securities of any other Person that are at the time receivable upon the exercise of this Warrant.

     Section 11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of evidence reasonably satisfactory to the Company of the ownership of, and the loss, theft, mutilation or destruction of, this Warrant, and an indemnity reasonably satisfactory to the Company (or in the case of a mutilated Warrant, the Warrant), issue in lieu thereof a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

     Section 12. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been made upon receipt when delivered personally, via pre-paid overnight courier or by registered or certified mail, postage pre-paid, return receipt requested. The addresses for such communications shall be:

            If to the Company:

                   Electric City Corp.
                   1280 Landmeier Road
                   Elk Grove Village, IL 60007
                   Attention:   General Counsel


            If to the Holder:

                   Delano Group Securities
                   141 West Jackson Blvd, Suite 2176
                   Chicago, IL 60604
                   Attention:   John Porter


            With a copy to:

                   -------------------------------

                   -------------------------------

                   -------------------------------

                   Attention:
                                ------------------

or such other address as the Company or Holder, as applicable, may specify in written notice given to the other party in accordance with this Section 12.

     Section 13. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party hereto against which enforcement of such change, waiver, discharge or termination is sought.

     Section 14. EXPIRATION. This Warrant, in all events, shall be wholly void and of no effect after 5:00 P.M. Eastern Standard Time on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Sections 7 and 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

     Section 15. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and permitted assigns.

     Section 16. DESCRIPTIVE HEADINGS; GOVERNING LAW; ARBITRATION. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

In the event of any and all disagreements and controversies arising from this Warrant, such disagreements and controversies shall be subject to binding arbitration as arbitrated in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association in Chicago, Illinois before one neutral arbitrator. Either party may apply to the arbitrator seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Without waiving any remedy under this Warrant, either party may also seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal's determination of the merits of the controversy). In the event of any such disagreement or controversy, neither party shall directly or indirectly reveal, report, publish or disclose any information relating to such disagreement or controversy to any person, firm or corporation not expressly authorized by the other party to receive such information or use such information or assist any other person in doing so, except to comply with actual legal obligations of such party, or unless such disclosure is directly related to an arbitration proceeding as provided herein, including, but not limited to, the prosecution or defense of any claim in such arbitration. The costs and expenses of the arbitration (excluding attorneys' fees) shall be paid by the non-prevailing party or as determined by the arbitrator.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, as of the 10th day of June, 2002.


                                             ELECTRIC CITY CORP.


                                             By:  /s/ Jeffrey Mistarz
                                                --------------------------------

                                             Name:  Jeffrey Mistarz

                                             Title: Chief Financial Officer

                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                               ELECTRIC CITY CORP.

     The undersigned Holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of Electric City Corp., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). The Holder tenders herewith payment of the Aggregate Exercise Price in full in the amount of $___________________ in the form of cash, certified check or wire transfer of immediately available funds with respect to _______________ Warrant Shares. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.


Date: _______________ __, 200_


Name of Holder


By:
    -----------------------------------

    Name:
          -----------------------------
    Title:
           ----------------------------

                              EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, a warrant to purchase ____________ shares of the Common Stock of Electric City Corp., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint _______________________, to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: _________, 200_


                                             -----------------------------------

                                             By:
                                                   -----------------------------
                                             Name:
                                                   -----------------------------
                                             Its:
                                                   -----------------------------

                                                       Exhibit 10.43 (4 of 4)

                                     WARRANT

NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

                               ELECTRIC CITY CORP.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 26                                         Number of Shares: 25,000
Original Date of Issuance: June 10, 2002

Electric City Corp., a Delaware corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, David R. Asplund, the registered holder hereof or its permitted assigns registered on the books of the Company (the "HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 5:00 P.M. Eastern Standard Time on October 16, 2005 (the "EXPIRATION DATE"), Twenty-Five Thousand (25,000) fully paid and nonassessable shares (the "WARRANT SHARES") of the Company's common stock, par value $0.0001 per share (the "COMMON STOCK"), at the exercise price per share equal to $4.71, subject to adjustment as hereinafter provided (the "WARRANT EXERCISE PRICE").

     Section 1. DEFINITIONS. In addition to the capitalized terms defined elsewhere herein, the following terms as used in this Warrant shall have the following meanings:

            (i) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

            (ii) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

            (iii) "SECURITIES ACT" means the Securities Act of 1933, as amended.

     Section 2.   EXERCISE OF WARRANT.

            (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day on or after the date hereof and prior to 5:00 P.M. Eastern Standard Time on the Expiration Date by (i) delivery of a duly executed written notice, in the form of the subscription notice attached as EXHIBIT A hereto (the "EXERCISE NOTICE"), of such Holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "AGGREGATE EXERCISE PRICE") in cash or by certified check or wire transfer of immediately available funds, and (iii) delivery to the Company of this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 11). In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall, on or before the tenth (10th) Business Day following the date of its receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in
Section 11) (the "EXERCISE DELIVERY DOCUMENTS"), deliver at the Company's expense to the Holder, a certificate or certificates for the Warrant Shares so purchased, in such denominations as may be requested by Holder and registered in the name of Holder. Upon the Company's receipt of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of certificates evidencing such Warrant Shares.

            (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than ten (10) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised, except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which this Warrant is exercised.

            (c) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

     Section 3. COVENANTS. The Company hereby represents, covenants and agrees as follows:

            (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

            (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

            (c) Prior to exercise of this Warrant, the Company shall secure the listing of the Warrant Shares upon each national securities exchange or market, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain such listing of the Warrant Shares so long as any other shares of Common Stock shall be so listed.

            (d) The Company has full power and authority to enter into this Warrant, and to issue and deliver this Warrant and the Warrant Shares, and to incur and perform fully the obligations provided herein, all of which have been duly authorized by all necessary corporate action.

            (e) This Warrant has been duly executed and delivered and is the valid and binding obligation of the Company enforceable in accordance with its terms.

     Section 4. TAXES. The Company shall pay any and all taxes, except income taxes, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

     Section 5. HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, this Warrant shall not entitle Holder to vote or receive dividends or any other rights of a stockholder of the Company, including, without limitation, any right to vote, give or withhold consent to any corporate action (whether a reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or receive subscription rights.

     Section 6. REPRESENTATIONS OF HOLDER. The Holder, by the acceptance hereof, represents and warrants that it (a) is acquiring this Warrant and the Warrant Shares solely for its own account, for investment and not with a view towards the distribution or resale thereof in violation of the Securities Act or any applicable state securities laws, (b) has received such documents, materials and information as Holder deems necessary or appropriate for evaluation of the acquisition of the Warrant and the Warrant Shares, (c) is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant and the Warrant Shares, (d) understands that no U.S. federal, state or regulatory agency has recommended, approved or endorsed, or passed upon the fairness or suitability of, an investment in the Warrant or Warrant Shares or passed up on the accuracy or adequacy of the information provided to Holder, and (e) recognizes that an investment in the Warrant Shares involves a high degree of financial risk, can bear the economic risk of losing its entire investment in the Warrant Shares and has sought, or will seek, such accounting, legal and tax advice as it has considered, or will consider, necessary to make an informed investment decision with respect to its acquisition of this Warrant and Warrant Shares. If Holder cannot make any of the foregoing representations at the time of exercising this Warrant because it would be factually incorrect, Holder shall so notify the Company, and it shall be a condition to Holder's exercise of this Warrant that the Company receive such other assurances as the Company considers reasonably necessary to assure the Company that the issuance of the

Warrant Shares upon exercise of this Warrant shall not violate the Securities Act or any state securities laws.

     Section 7.   RESTRICTION ON TRANSFER.

            (a) This Warrant and the rights granted to Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed warrant power in the form of EXHIBIT B attached hereto; provided, however, that any transfer or assignment shall be subject to the approval of the Company, such approval not to be unreasonably withheld and the conditions set forth in Section 7(b) below.

            (b) Holder represents and warrants that it understands that, except as set forth in Section 8 below, the Company is under no obligation to register this Warrant or the Warrant Shares under the Securities Act and that the Warrant and Warrant Shares will be characterized as "restricted securities" under the Securities Act because they are being acquired from the Company in a transaction not involving a public offering. Holder also represents and warrants that it understands that neither the Warrant nor the Warrant Shares may be offered for sale, sold, assigned or transferred unless (a) subsequently registered pursuant to an effective registration statement under the Securities Act and applicable state securities laws or (b) Holder shall have delivered to the Company a written opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that the securities to be offered for sale, sold, assigned or transferred are being offered for sale, sold, assigned or transferred pursuant to an exemption from such registration.

            (c) Unless upon their issuance such Warrant Shares are then registered under the Securities Act pursuant to an effective registration statement, any certificates representing Warrant Shares issued in accordance with this Warrant shall bear a legend substantially in the following form:

     THE SHARES OF COMMON STOCK OF ELECTRIC CITY CORP. (THE "COMPANY") REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS (A) SUBSEQUENTLY REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY A WRITTEN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE SHARES TO BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED ARE BEING OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

     Section 8.   THIS SECTION HAS BEEN LEFT BLANK INTENTIONALLY.

     Section 9.

            (a) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF WARRANT SHARES UPON SUBDIVISION OR COMBINATION OF COMPANY STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split or stock dividend of its Common Stock) its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares obtainable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) NOTICES. Upon any adjustment of the Warrant Exercise Price or number of issuable Warrant Shares pursuant to Section 9(a), the Company will give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

     Section 10. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If at any time, as a result of:

                  (i) a capital reorganization or reclassification (other than a subdivision or combination provided for in Section 9), or

                  (ii) a merger or consolidation of the Company with another corporation (whether or not the Company is the surviving corporation) or sale of substantially all of the Company's stock, the Common Stock issuable upon exercise of this Warrant shall be changed into or exchanged for the same or a different number of shares of any class or classes of capital stock of the Company or any other Person, or other securities convertible into such shares, then, as a part of such reorganization, reclassification, merger, consolidation or sale, appropriate adjustments shall be made in the terms of this Warrant (or of any securities into which this Warrant is exercised or for which this Warrant is exchanged), so that Holder shall thereafter be entitled to receive, upon exercise of this Warrant or of such substitute securities, the kind and amount of shares of stock, other securities, money and property which Holder would have received at the time of such capital reorganization, reclassification, merger, consolidation or sale, if Holder had exercised this Warrant immediately prior to such capital reorganization, reclassification, merger, consolidation or sale. This Warrant, including, without limitation, the provisions of this Section 10 will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. The provisions of this Section 10 shall similarly apply to (x) successive capital reorganizations, reclassifications, mergers, consolidations and sale and (y) the securities of any other Person that are at the time receivable upon the exercise of this Warrant.

     Section 11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of evidence reasonably satisfactory to the Company of the ownership of, and the loss, theft, mutilation or destruction of, this Warrant, and an indemnity reasonably satisfactory to the Company (or in the case of a mutilated Warrant, the Warrant), issue in lieu thereof a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

     Section 12. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been made upon receipt when delivered personally, via pre-paid overnight courier or by registered or certified mail, postage pre-paid, return receipt requested. The addresses for such communications shall be:

            If to the Company:

                   Electric City Corp.
                   1280 Landmeier Road
                   Elk Grove Village, IL 60007
                   Attention:   General Counsel


            If to the Holder:

                   Delano Group Securities
                   141 West Jackson Blvd, Suite 2176
                   Chicago, IL 60604
                   Attention:   David Asplund


            With a copy to:

                   -------------------------------

                   -------------------------------

                   -------------------------------

                   Attention:
                                ------------------

or such other address as the Company or Holder, as applicable, may specify in written notice given to the other party in accordance with this Section 12.

     Section 13. AMENDMENTS. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party hereto against which enforcement of such change, waiver, discharge or termination is sought.

     Section 14. EXPIRATION. This Warrant, in all events, shall be wholly void and of no effect after 5:00 P.M. Eastern Standard Time on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Sections 7 and 8 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

     Section 15. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and permitted assigns.

     Section 16. DESCRIPTIVE HEADINGS; GOVERNING LAW; ARBITRATION. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

In the event of any and all disagreements and controversies arising from this Warrant, such disagreements and controversies shall be subject to binding arbitration as arbitrated in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association in Chicago, Illinois before one neutral arbitrator. Either party may apply to the arbitrator seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Without waiving any remedy under this Warrant, either party may also seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal's determination of the merits of the controversy). In the event of any such disagreement or controversy, neither party shall directly or indirectly reveal, report, publish or disclose any information relating to such disagreement or controversy to any person, firm or corporation not expressly authorized by the other party to receive such information or use such information or assist any other person in doing so, except to comply with actual legal obligations of such party, or unless such disclosure is directly related to an arbitration proceeding as provided herein, including, but not limited to, the prosecution or defense of any claim in such arbitration. The costs and expenses of the arbitration (excluding attorneys' fees) shall be paid by the non-prevailing party or as determined by the arbitrator.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, as of the 10th day of June, 2002.


                                             ELECTRIC CITY CORP.


                                             By:  /s/ Jeffrey Mistarz
                                                 -------------------------------

                                             Name:  Jeffrey Mistarz

                                             Title: Chief Financial Officer

                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                               ELECTRIC CITY CORP.

     The undersigned Holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of Electric City Corp., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). The Holder tenders herewith payment of the Aggregate Exercise Price in full in the amount of $___________________ in the form of cash, certified check or wire transfer of immediately available funds with respect to _______________ Warrant Shares. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.


Date: _______________ __, 200_


Name of Holder


By:
     -----------------------------------

     Name:
          ------------------------------
     Title:
           -----------------------------

                              EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, a warrant to purchase ____________ shares of the Common Stock of Electric City Corp., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint _______________________, to transfer the warrants of said corporation, with full power of substitution in the premises.


Dated: _________, 200_


                                             -----------------------------------

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Its:
                                                  ------------------------------